SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): September 30, 1999



                                The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut                  1-5224                      06-058860
(State or other             (Commission                  (IRS Employer
jurisdiction of              File Number)                Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)









                                Page 1 of 5 Pages
                       Exhibit Index is located on Page 4

         Item 5.     Other Events.

                     1. The Registrant announced today the appointment of Donald R. McIlnay as President, Consumer Sales Americas, effective October 4, 1999. Mr. McIlnay has also been designated by the Board of Directors as an "Executive Officer," as such term is defined in Rule 3b-7 under the Securities Exchange Act of 1934 and as such term is used in Item 401(b) of Regulation S-K, and as an "Officer" for purposes of Section 16 of the Exchange Act. Mr. McIlnay succeeds John Turner who has left the company to pursue other opportunities. Attached as Exhibit (20)(i) is a copy of the Registrant's press release.

         Item 7.     Financial Statements and Exhibits.

                     (c) 20(i)  Press  Release  dated  September 30, 1999,
                                announcing the appointment of Donald R. McIlnay as President, Consumer Sales Americas.
































                        Page 2 of 5 Pages

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               THE STANLEY WORKS



Date: September 30, 1999          By:          Stephen S. Weddle
                                  Name:        Stephen S. Weddle
                                  Title:       Vice President,
                                               General Counsel and
                                               Secretary































                                Page 3 of 5 Pages

                                  EXHIBIT INDEX

                           Current Report on Form 8-K
                            Dated September 30, 1999


                         Exhibit No.           Page

                           20(i)                5









































                                Page 4 of 5 Pages

                                                           Exhibit (20) (i)






Donald R. McIlnay Named President, Consumer Sales Americas

New Britain, CT, September 30, 1999: The Stanley Works (NYSE: "SWK")today announced the appointment of Donald R. McIlnay, 49, as President, Consumer Sales Americas effective October 4.

"Don McIlnay couples extensive industry and channel knowledge with broad business and operating management experience, having served as president with four different divisions at Newell," said John M. Trani, Stanley Chairman and CEO. "During his 18 years at Newell and in his most recent role as President and CEO of The Gibson-Homans Company, he has demonstrated the ability to lead and energize sales teams to new levels. He is a proven team leader, loves to be with customers and is passionate about delivering results."

McIlnay will have offices at Stanley's Charlotte, NC distribution facility and at the New Britain, CT World Headquarters, allowing him to be close to major retail customers and to the people responsible for meeting customer shipments every day.

McIlnay holds an MBA and BA from the University of Wisconsin - Whitewater. He succeeds John Turner who is pursuing opportunities outside of Stanley.

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools and doors and related hardware products for professional, industrial and consumer use.

Investors Contact                                  Media Contact
Gerard J. Gould                                    Vance Meyer
Director, Investor Relations                       Director, Communication &
(860) 827-3833 office                              Public Affairs
(860) 658-2718 home                                (860) 827-3871 office
ggould@stanleyworks.com                            (203) 795-0581 home








                                Page 5 of 5 Pages